UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 29, 2005
                                                        -----------------

                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                       1-11823                   58-1473302
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                            Identification No.)


                3250 North Valdosta Road, Valdosta, Georgia 31602
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (229) 241-2775
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 29, 2005 the Board of Directors of PAB Bankshares, Inc. (the "Registrant") appointed David H. Gould, Jr. and William L. Kane as executive officers of the Registrant and its subsidiary, The Park Avenue Bank. The Registrant issued a news release on December 1, 2005 announcing the appointments and its plans for expanding into the Gwinnett County, Georgia market. The news release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

David H. Gould, Jr., age 58, was appointed to serve as Executive Vice President and Regional President for the South Georgia and Florida markets of the Registrant and the subsidiary bank on November 29, 2005. Gould has over 30 years banking experience in leadership positions. For the past three years, Gould served as Chief Banking Officer at Community Bankshares, Inc. in Cornelia, Georgia. Prior to his time in Cornelia, Gould served as Consumer Market Executive for the Mid-South Banking Group at Bank of America in Nashville, Tennessee, where he retired after 25 years of combined service to that institution and its predecessors. Gould's banking career began in 1974 at Citizens & Southern National Bank in Savannah, Georgia.

William L. Kane, age 55, was appointed to serve as Executive Vice President and Chief Credit Officer for the Registrant and the subsidiary bank on November 29, 2005. Kane has 27 years of banking experience with the past 17 years working for an institution in DeKalb and Gwinnett counties. Kane served as a director and an executive officer of Mountain National Bank in Tucker, DeKalb County, Georgia from 1988 to 2004 when it was merged into Bank of North Georgia. Kane continued to serve in various executive leadership positions for Bank of North Georgia until his retirement last month, where he last served as Regional Community Executive for Gwinnett County and Tucker. Kane's banking career began in 1978 with National Bank of Georgia in Atlanta, Georgia.

There are no employment agreements in place between the Registrant and the newly appointed executive officers. There are no "family relationships" as defined in
Item 401(d) of Regulation S-K (17 CFR 229.401(d)) or "transactions with management and others" as defined in Item 404(a) of Regulation S-K (17 CFR 229.404(a)) between the Registrant and the newly appointed executive officers.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

     99.1 News Release dated December 1, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAB BANKSHARES, INC.
                                                 --------------------
                                                     (Registrant)

Date:    December 1, 2005                        /s/ Donald J. Torbert, Jr.
         ----------------                        --------------------------
                                                       (Signature)

                                                 Donald J. Torbert, Jr.,
                                                 Executive Vice President and
                                                 Chief Financial Officer



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EXHIBIT INDEX
-------------


     Number           Description
     ------           -----------

       99.1           News Release dated December 1, 2005.